Exhibit 99.2

Disclaimer Forward-Looking Statements This presentation contains “forward-looking statements” within the meaning of the safe harbor provisions of the U.S. Private Securities Litigation Reform Act of 1995. Forward-looking statements include, without limitation, statements concerning plans, estimates, calculations, forecasts and projections with respect to the anticipated future performance of the Company. These statements are often, but not always, identified by words such as “may”, “might”, “should”, “could”, “predict”, “potential”, “believe”, “expect”, “continue”, “will”, “anticipate”, “seek”, “estimate”, “intend”, “plan”, “projection”, “would”, “annualized”, “target” and “outlook”, or the negative version of those words or other comparable words of a future or forward-looking nature. Forward-looking statements are neither historical facts nor assurances of future performance. Instead, they are based only on our current beliefs, expectations and assumptions regarding our business, future plans and strategies, projections, anticipated events and trends, the economy and other future conditions. Because forward-looking statements relate to the future, they are subject to inherent uncertainties, risks and changes in circumstances that are difficult to predict and many of which are outside of our control. Our actual results and financial condition may differ materially from those indicated in the forward-looking statements. Therefore, you should not rely on any of these forward-looking statements. Important factors that could cause our actual results and financial condition to differ materially from those indicated in the forward-looking statements include, among others, the following: the possibility that any of the anticipated benefits of the proposed merger will not be realized or will not be realized within the expected time period; the parties’ inability to meet expectations regarding the timing of the proposed merger; the challenges of integrating and retaining key employees; the risk that integration of First Minnetonka City Bank’s operations with those of Bridgewater Bank will be materially delayed or will be more costly or difficult than expected; changes to tax legislation and their potential effects on the accounting for the proposed merger; the failure of the proposed Merger to close for any reason, including the failure to satisfy other conditions to completion of the proposed Merger, including receipt of required regulatory and other approvals; diversion of management’s attention from ongoing business operations and opportunities due to the proposed merger; the effect of the announcement of the proposed merger on Bridgewater Bancshares, Inc.’s, First Minnetonka Bancorporation, Inc.’s or the combined company’s respective customer and employee relationships and operating results; the possibility that the proposed merger may be more expensive to complete than anticipated, including as a result of unexpected factors or events; the amount of First Minnetonka Bancorporation’s Tier 1 capital as of the closing date of the proposed merger and any potential downward adjustment in the merger consideration; changes in the global economy and financial market conditions and the business, results of operations and financial condition of Bridgewater Bancshares, Inc., First Minnetonka Bancorporation, Inc. and the combined company; and any other risks described in the “Risk Factors” sections of reports filed by Bridgewater Bancshares, Inc. with the Securities and Exchange Commission. Any forward-looking statement made by us in this presentation is based only on information currently available to us and speaks only as of the date on which it is made. The Company undertake no obligation to publicly update any forward-looking statement, whether written or oral, that may be made from time to time, whether as a result of new information, future developments or otherwise. Certain of the information contained in this presentation is derived from information provided by industry sources. Although the Company believe that such information is accurate and that the sources from which it has been obtained are reliable, the Company cannot guarantee the accuracy of, and have not independently verified, such information. 2

Strategic Benefits of the Acquisition of First Minnetonka City Bank (FMCB) 1 3 Source: S&P Capital IQ (data as of June 30, 2023) Adds High Quality Bank With Complementary Strengths • Reduces CRE concentration by adding a well-diversified loan portfolio focused on 1-4 family and leases • Diversifies the revenue mix by adding incremental fee income via an investment advisory platform • Fills in pure-play Twin Cities branch footprint by adding two Minnetonka branch locations • Improves pro forma deposit market share to #9 in the Twin Cities1 Enhances Deposit Base and Liquidity Profile • Improves the deposit mix by adding a low-cost, granular core deposit base • Enhances the liquidity profile by adding a balance sheet with a loan-to-deposit ratio of 61% • Creates balance sheet optionality to put liquidity to work and/or pay down higher cost debt Low Risk Transaction • Small, in-market acquisition of an established franchise with a 60-year history and strong cultural fit • Leverages the recent scaling of our Enterprise Risk Management function • Streamlines integration as both banks run on the same core banking platform • Comprehensive due diligence and loan review processes Financially Compelling • Estimated EPS accretion of 15% in 2025 with a tangible book value earnback period < 3 years • Incremental operational efficiencies with expected cost savings of 30% in 2025 and 50% in 2026 • Estimated internal rate of return of 24%

BWB FMCB Creates A $5 Billion Entrepreneurial Bank in the Twin Cities 4 1 Source: S&P Capital IQ (data as of June 30, 2023) 2 Pro forma metrics exclude purchase accounting adjustments Twin Cities Future BWB Denovo Branch Site Pro Forma Branch Map 9th Largest Pro Forma Deposit Market Share in the Twin Cities1 Strong Pro Forma Metrics Support Overall Business Model (2Q24)2 Rank Bank HQ Branches Deposits ($M) Market Share 1 U.S. Bancorp MN 84 $ 95,116 40.02% 2 Wells Fargo & Co. CA 88 $ 50,360 21.19% 3 Ameriprise Financial Inc. MN 2 $ 20,933 8.81% 4 Huntington Bancshares Inc. OH 69 $ 6,565 2.76% 5 Bank of Montreal CAN 27 $ 6,480 2.73% 6 Bremer Financial Corp. MN 19 $ 5,302 2.23% 7 Bank of America Corp. NC 18 $ 4,521 1.90% 8 State Bancshares, Inc. ND 7 $ 3,958 1.67% 9 Bridgewater Bancshares, Inc. (Pro Forma) MN 9 $ 3,842 1.62% 10 Old National Bancorp IN 29 $ 3,631 1.53% $4,687 $4,929 BWB Pro Forma Total Assets ($M) 99.8% 97.7% BWB Pro Forma Loan-to-Deposit Ratio (%) 3.46% 3.34% BWB Pro Forma Cost of Total Deposits (%) LTM Noninterest Income ($000s) $6,448 $7,950 BWB Pro Forma

Cash 3.9% Securities 39.5% Loans 53.0% Other 3.6% $242 Million First Minnetonka City Bank – A Classic Minnesota Community Bank 5 First Minnetonka City Bank • Headquarters: Minnetonka, MN • Year Established: 1964 • Branches: 2 Full-Service Retail Branches • YoY loan growth: 3.3% • Loan yield: 6.09% • CRE / RBC: 7% • NOO CRE exposure: $2.2M • 36% of the loan portfolio matures over the next 3 years Franchise Highlights • Wide range of commercial, small business and consumer banking services, including retirement, employee benefits and investment advisory • Attractive low-cost, granular deposit base with a low loan-to-deposit ratio • Pristine asset quality including YTD net charge-offs/average loans of 0.07% and NPAs/assets of 0.08% • Superior 5-Star Bauer rating1 2Q24 Financial Highlights $242M Total Assets 2.56% Net Interest Margin 19.8% Noninterest Income / Revenue 61% Loan-to-Deposit Ratio 1.47% Cost of Funds 0.08% Nonperforming Assets / Assets 2Q24 Asset Composition 1-4 Fam 37.9% Leases 34.5% CRE 16.3% C&I 9.5% Consumer 1.4% Multifamily 0.1% Other 0.3% $128 Million Asset Mix Loan Mix • High quality securities portfolio with 100% rated A or better and 86% rated AAA • Securities mix: • Agency MBS (53%) • Treasuries (31%) • Municipal Bonds (16%) • No held-to-maturity securities 1 Source: Bauer Financial

High Quality Deposit Base Enhances Liquidity Profile

BRIDGEWATER BANCSHARES, INC.

FMCB 2Q24 Deposit Composition



Noninterest-Bearing Transaction 22.6%
Interest-Bearing Transaction 19.7%
Savings & MM 35.7%
Time 22.0%
$212 Million

FMCB's Low-Cost, Granular Core Deposit Base

1.34% Cost of Deposits	**95.4%** Core Deposits[1]	**22.6%** Noninterest-Bearing Deposits	**No** Brokered Deposits	**71%** Deposits Below $250K
~9,000 Deposit Clients	**~$4K** Median Account Balance	**$106M** Deposits per Branch	**15 Yrs** Average Age of Account	**61%** Loan-to-Deposit Ratio

Acquisition and Enhanced Liquidity Profile Create Balance Sheet Optionality for BWB, such as:

Accelerate Loan Growth	Pay Off Higher Cost Wholesale Borrowings	Reposition Balance Sheet via FMCB Securities Sale	Retain Elevated Liquidity Position

[1] Total deposits less brokered deposits and certificates of deposit greater than $250,000

6

Pro Forma Loan and Deposit Composition 7 Loan Composition Deposit Composition Pro Forma1 CRE NOO 28.2% Multifamily 37.0% C&D 5.1% 1-4 Family Mortgage 11.0% CRE OO 4.9% C&I 13.6% Consumer & Other 0.2% $3.8 Billion CRE NOO 14.8% Multifamily 0.1% C&D 0.0% 1-4 Family Mortgage 37.9% CRE OO 1.5% C&I 9.5% Leases 34.5% Consumer & Other 1.7% $128 Million CRE NOO 27.7% Multifamily 35.8% C&D 5.0% 1-4 Family Mortgage 11.8% CRE OO 4.8% C&I 13.5% Leases 1.1% Consumer & Other 0.3% $3.9 Billion NIB Transaction 18.5% IB Transaction 19.8% Savings & MM 24.8% Time 9.8% Brokered 27.1% $3.8 Billion NIB Transaction 22.6% IB Transaction 19.7% Savings & MM 35.7% Time 22.0% Brokered 0.0% $212 Million NIB Transaction 18.7% IB Transaction 19.8% Savings & MM 25.4% Time 10.4% Brokered 25.7% $4.0 Billion 1 Excludes purchase accounting adjustments

Transaction Terms and Assumptions Consideration • 100% cash transaction value structured as an asset purchase for tax purposes • Includes minimum Tier 1 capital requirement to be delivered by FMCB Purchase Accounting Marks • Credit mark of $0.9 million on the total loan portfolio • Interest rate mark of $6.1 million on the total loan portfolio • No fair value adjustments on the securities portfolio Merger Costs • $2.7 million , pre-tax ($2.0 million after-tax) Est. Cost Savings • 30% of FMCB’s projected noninterest expense base in 2025 and 50% in 2026 • Fully phased-in during 2025 Revenue Synergies • Opportunities identified but not modeled Timing & Approvals • Anticipated closing in 4Q24 • Customary regulatory approvals required • Anticipated systems conversion in 2Q25 Other Assumptions • Partial sale of FMCB’s securities portfolio to redeploy into loans at market rates • Model does not assume potential tax benefits of asset purchase structure Structure • Bank level transaction for both entities Core Deposit Intangible • 4.1% of FMCB’s core deposits, amortized over a 10-year period 8

Estimated Financial Impact 9 Financial Impact Pro Forma Capital Ratios at Close 2025E EPS Accretion TBV Earnback Period TBV Dilution Internal Rate of Return 15% < 3 Years 5% 24% TCE / Tangible Assets CET 1 Ratio Tier 1 Ratio Tier 1 Leverage Ratio 7.34% 8.81% 10.36% 9.03% Total RBC Ratio 13.41%

Comprehensive Due Diligence Process

BRIDGEWATER BANCSHARES, INC.

Due Diligence Overview

- Comprehensive and collaborative due diligence process over a three month period
- Significant engagement across all functional areas with day-to-day involvement of BWB's Strategic Leadership Team
- Due diligence process involved third party support from external valuation consultant and legal counsel
- Detailed loan portfolio and asset quality review
- Both banks use the same core banking system (Fiserv Premier), which should streamline integration and conversion costs and processes

Scope of Loan Review Process

- Reviewed all loan types with a special emphasis on commercial, leasing and first mortgage residential loans
- Effectively evaluated approximately 90% of the total loan portfolio
- Reviewed all loans over $600K, which represented the 25 largest loans
- Reviewed all loans rated Watch or below and all participations purchased
- Reviewed loan policies, problem loan reports and spoke with senior leadership to better understand lending practices

FMCB's Strong Credit Profile

Nonperforming Assets / Assets (%)



0.13%
0.00%
0.00%
0.00%
0.10%
0.08%
2019
2020
2021
2022
2023
2Q24

Net Charge-Offs / Average Loans (%)



0.02%
0.02%
(0.01)%
(0.14)%
0.01%
0.07%
2019
2020
2021
2022
2023
2Q24 YTD

Due Diligence Focus Areas

Financial and Accounting	Tax	Regulatory Compliance	Operations	Internal and External Audit	Legal Matters
Credit Review	Securities Portfolio	Human Resources	Information Technology	Interest Rate Management	Facilities

10

Complementary Acquisition Enhances Position for Future Success 11 • Improves the deposit mix by adding a low-cost, granular core deposit base • Enhances the liquidity profile by adding a balance sheet with a low loan-to-deposit ratio of 61% • Creates balance sheet optionality to put liquidity to work and/or pay down wholesale borrowings • Reduces CRE concentration by adding a well-diversified loan portfolio focused on 1-4 family and leasing • Diversifies the revenue mix by adding incremental fee income via an investment advisory platform • Provides a low-risk M&A integration through a small, in-market acquisition of an established, 60-year-old bank • Accelerates existing strategic priorities by supporting profitable growth, increasing market share and creating efficiencies across the business